UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 2005
                                                       -----------------

                              EFOODSAFETY.COM, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                      333-68008               62-1772151
(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

                         7702 East Doubletree Ranch Road
                                    Suite 300
                            Scottsdale, Arizona 85258

               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (480) 607-2606

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

The registrant has entered into settlement agreements in respect of the following legal proceedings, thereby avoiding the considerable time, effort, expense and uncertainty of continuing litigation:

In consideration of the registrant's transfer of 100,000 restricted shares of common stock and the payment of $15,000 to Chris F. Conn, C. Mark Conn and Conn Chemicals Engineering Company, Inc. (hereinafter collectively "the Conns") and the mutual releases of the parties to the settlement agreement, the registrant dismissed with prejudice the Conns from EFOODSAFETY.COM, INC. V. KARNEY, ET AL., pending in the Superior Court of Riverside County, California. The legal proceeding continues against the remaining defendants.

In consideration of the registrant's delivery of 1,000,000 restricted shares of common stock, the resale of which may not exceed 500,000 during any 12 month period with no more than 100,000 in any one month and the payment of $30,000 to Edward S. Garcia and Stephen C. Baugh and the mutual release of the parties to the settlement agreement, the registrant dismissed with prejudice TracForce dba Freshtrak from EFOODSAFETY.COM, INC. V. KARNEY, ET AL., pending in the Superior Court of Riverside County, California, which legal proceeding continues against the remaining defendants, and Messrs. Garcia and Baugh dismissed with prejudice the registrant from GARCIA V. EFOODSAFETY.COM, INC., pending in the Circuit Court of the 15th Judicial Circuit in Palm Beach County, Florida.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      EFOODSAFETY.COM, INC.
                                                       (Registrant)

Date: January 11, 2006
                                                /s/ Patricia Ross-Gruden
                                             -----------------------------------
                                             Patricia Ross-Gruden, President and
                                             Chief Executive Officer